Exhibit 10.1

WAIVER, ACKNOWLEDGEMENT, AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

This WAIVER, ACKNOWLEDGEMENT, AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is dated as of May 17, 2023 (the “Effective Date”), and is made by and among ICF INTERNATIONAL, INC., a Delaware corporation (“ICF”), ICF CONSULTING GROUP, INC., a Delaware corporation (“Consulting”; and together with ICF, the “Borrowers”), the GUARANTORS (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement (as hereinafter defined)), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 6, 2022, as supplemented by that certain Guaranty Joinder of SemanticBits, LLC, dated as of September 22, 2022 (as so supplemented and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which to which the Administrative Agent and the Lenders have provided (a) a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $600,000,000, (ii) a $300,000,000 term loan facility, and (iii) a $400,000,000 delayed draw term loan facility;

WHEREAS, in connection with the Credit Agreement, the Borrowers, the other Grantors (as defined in the Security Agreement (as defined below)) party thereto, and the Administrative Agent entered into that certain Amended and Restated Security Agreement, dated as of May 6, 2022 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which each Grantor granted to the Administrative Agent for the benefit of the Secured Parties, a security interest in substantially all of such Grantor’s assets as security for the Secured Obligations (as defined in the Security Agreement); and

WHEREAS, the Loan Parties have requested that the Lenders (i) amend the definitions of (a) “Consolidated EBITDA,” (b) “Indebtedness” and (c) “Pro-Forma Basis” and “Pro-Forma Effect” set forth in the Credit Agreement, (ii) modify certain negative covenants under the Credit Agreement, (iii) amend the definition of Excluded Accounts set forth in the Security Agreement, (iv) waive a certain Event of Default, (v) acknowledge the Borrowers’ notice to the Administrative Agent of the extension of the “Delayed Draw Term Loan Availability Period”, and (vi) make certain other amendments and modifications to the Loan Documents as more fully set forth herein, and the Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.             Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement or the Security Agreement, as applicable.

2.          Acknowledgement of Notice of Extension of the Delayed Draw Term Loan Availability Period. The definition of “Delayed Draw Term Loan Availability Period” provides that the end of the drawing period (May 6, 2023) shall be extended (with no additional Delayed Draw Term Loan Fee or other fees) to November 6, 2023 following notice from the Borrowers to the Administrative Agent requesting such an extension. The Borrowers have so notified the Administrative Agent, and therefore, the Delayed Draw Term Loan Availability Period now ends on November 6, 2023.

3.             Amendment to Credit Agreement Definitions of “Consolidated EBITDA,” “Indebtedness,” “Pro-Forma Basis” and “Pro-Forma Effect”.

(a)	Amendment to Credit Agreement Definition of ‘Consolidated EBITDA”.

Subclauses (v) and (vi) (currently misnumbered as a second subclause (iv)) of clause (b) of the Credit Agreement definition of “Consolidated EBITDA” are hereby deleted in their entirety and replaced with the following language:

(v)         (a) any non-recurring costs, unusual or extraordinary expenses or losses (including (1) losses on sales of assets outside of the ordinary course of business and restructuring and integration costs or reserves, including any severance costs, costs associated with office and facility openings, closings and consolidations, relocation costs and other non-recurring business optimization expenses and (2) any expenses in connection with the transactions allowed per the Agreement and Loan Documents), and (b) other pro forma adjustments (including anticipated run-rate cost savings and other cost-saving synergies) attributable to a Specified Transaction to the extent that such adjustments pursuant to this clause (b) are (A) reasonably expected to be realized within eighteen (18) months of such Specified Transaction as specified in reasonable detail on a certificate of an Authorized Officer of the Borrowers delivered to the Administrative Agent, (B) calculated on a basis consistent with GAAP and are, in each case, reasonably identifiable, factually supportable, and expected to have a continuing impact on the operations of the Borrowers and their Subsidiaries, and (C) permitted as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act of 1933; provided that the addbacks under clauses (a) and (b) of this clause (v) shall represent twenty percent (20%) or less of Consolidated EBITDA (determined without giving effect to this clause (v)) in the aggregate; and

(vi)          proceeds from any business interruption insurance covering lost profits (to the extent not reflected as revenue or income in such statement of such Consolidated Net Income) less

(b)	Amendment to Credit Agreement Definition of “Consolidated Leverage Ratio”.

The Credit Agreement definition of “Consolidated Leverage Ratio” is hereby deleted in its entirety and replaced with the following language:

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) consolidated Indebtedness (determined with (i) all items included under clause (d) of the definition of Indebtedness being valued at their respective Hedge Termination Values and (ii) obligations with respect to any bank guarantees being excluded) of each Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA for the four fiscal quarters most recently ended.

(c)	Amendment to Credit Agreement Definition of “Pro-Forma Basis” and “Pro-Forma Effect”.

Clause (b) of the Credit Agreement definition of “Pro-Forma Basis” and “Pro-Forma Effect” is hereby deleted in its entirety and replaced with the following language:

(b)         (i) non-recurring costs, unusual or extraordinary expenses or losses (including (1) losses on sales of assets outside of the ordinary course of business and restructuring and integration costs or reserves, including any severance costs, costs associated with office and facility openings, closings and consolidations, relocation costs and other non-recurring business optimization expenses may be included and (2) any expenses in connection with the transactions allowed per the Agreement and Loan Documents) and (ii) other pro forma adjustments (including anticipated run-rate cost savings and other cost-saving synergies) attributable to such Specified Transaction may be included to the extent that such adjustments are (A) reasonably expected to be realized within eighteen (18) months of such Specified Transaction as specified in reasonable detail on a certificate of an Authorized Officer of the Borrowers delivered to the Administrative Agent, (B) calculated on a basis consistent with GAAP and are, in each case, reasonably identifiable, factually supportable, and expected to have a continuing impact on the operations of the Borrowers and their Subsidiaries, and (C) permitted as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act of 1933; provided that any adjustments under clauses (i) and (ii) of this clause (b) shall represent twenty percent (20%) or less of Consolidated EBITDA (determined without giving effect to this clause (b) in the aggregate); provided that the foregoing costs, expenses, adjustments, cost savings and other synergies shall be without duplication of any costs, expenses or adjustments that are already included in the calculation of Consolidated EBITDA or clause (a) above.

(d)	Amendment to Credit Agreement Section 9.1(f).

Clause (f) of Section 9.1 [Indebtedness] of the Credit Agreement hereby deleted in its entirety and replaced with the following language:

(f)         Indebtedness consisting of obligations arising under Permitted Factoring Transactions; provided that the requirements of Section 9.6(g) shall be satisfied in connection with the incurrence of such Indebtedness;

4.             Amendment to Security Agreement Definition of “Excluded Accounts”.

The Security Agreement definition of “Excluded Accounts” is hereby deleted in its entirety and replaced with the following language:

“Excluded Accounts” means (i) deposit accounts of any Loan Party used exclusively for payroll, payroll taxes or employee benefits in the ordinary course of business, (ii) deposit accounts that are “zero-balance accounts” or de minimis disbursement accounts holding less than $10,000 for any single disbursement account and $50,000 in the aggregate for all such disbursement accounts, and (iii) that certain brokerage account set forth on Schedule III hereto maintained by ICF with J.P. Morgan Securities LLC, provided that such account shall only constitute an Excluded Account to the extent that (a) it is used for the sole purpose of executing repurchases of Equity Interests permitted by Section 9.4(f) of the Credit Agreement, and (b) the value of any Equity Interests together with any other assets held in such account do not exceed $10,000,000 at any time.

5.             Waiver of Specified Default.

Pursuant to Section 4.4 [As to Deposit Accounts and Securities Accounts] of the Security Agreement, each of the Grantors agreed, among other things, that any Securities Account (other than Excluded Accounts) maintained by a Grantor with a securities intermediary other than the Administrative Agent, would be subject to an account control agreement among such Grantor, the Administrative Agent and such securities intermediary, in form and substance satisfactory to the Administrative Agent, within 45 days of the creation or acquisition of such Securities Account. ICF International, Inc. has maintained a certain brokerage account under FFC account number 061-01326-099, with J.P. Morgan Securities LLC (the “Account”) from the Closing Date through the Effective Date, and the Grantors have failed to cause such Account to be subject to a control agreement as required by Section 4.4 [As to Deposit Accounts and Securities Accounts] of the Security Agreement, which constitutes an Event of Default under Section 10.1(d) [Breach of Other Covenants] of the Credit Agreement (the “Specified Default”). Notwithstanding the foregoing, the Loan Parties have requested that the Administrative Agent and the Lenders waive the Specified Default, and subject to the terms and conditions hereof, the Administrative Agent and the Lenders hereby waive the Specified Default. The foregoing waiver is limited to the Specified Default and does not constitute a waiver of any other Potential Default or Event of Default or indicate an agreement on the part of the Administrative Agent or the Lenders to grant any such waiver in the future.

6.             Conditions Precedent. The Loan Parties and the Lenders acknowledge and agree that the waiver, acknowledgement, and amendments set forth herein shall only be effective upon the satisfaction of all the following conditions precedent:

(a)    Waiver, Acknowledgement, and Amendment. The Loan Parties, the Administrative Agent and the Lenders shall have executed and delivered this Amendment.

(b)    Consents. The Loan Parties have obtained all consents and approvals necessary for the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

(c)    Representations and Warranties. All of the representations and warranties of the Loan Parties contained in Section 7 herein shall be true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and all of the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), in each case on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date.

(d)    No Default or Event of Default. No Potential Default or Event of Default shall exist or result from entering into this Amendment.

(e)    Secretary’s Certificate. The Administrative Agent shall have received, with respect to each Loan Party, in form and substance acceptable to the Administrative Agent, a certificate dated as of the date hereof and signed by an Authorized Officer of such Loan Party, certifying as appropriate as to: (a) all actions taken or contemplated to be taken by such Loan Party in connection with this Amendment, (b) the names of the Authorized Officers authorized to sign this Amendment and their true specimen signatures; and (c) copies of such organizational documents as in effect on the date hereof certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing (where applicable) of such Loan Party in the state where organized.

(f)    Fees. The Borrowers shall have paid to the Administrative Agent the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, including without limitation, reasonable and documented out-of-pocket fees and costs of the Administrative Agent’s counsel in connection with this Amendment, in addition to any other fees owed as of the Effective Date by any Loan Party to the Administrative Agent or any Lender pursuant to the Credit Agreement, the Administrative Agent’s Letter, or any other Loan Document.

(g)    Miscellaneous. Such other documents, agreements, instruments, deliverables and items, as otherwise deemed necessary by the Administrative Agent.

7.             Representations, Warranties and Covenants. Each Borrower and each Guarantor covenant and agree with, and represent and warrant to, the Administrative Agent and the Lenders as follows:

(a)    the Borrowers’ and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b)    each Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of such Borrower and such Guarantor, respectively, referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by such Borrower or such Guarantor; any and all actions required or necessary pursuant to such Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower and such Guarantor of the terms and conditions of this Amendment and any other documents contemplated herein; the officers of each Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and, except as would not reasonably be expected to result in a Material Adverse Change, such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any material agreement, instrument, order, writ, judgment, injunction or decree to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or any of its properties is bound, and, except as would not reasonably be expected to result in a Material Adverse Change, all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and any other documents contemplated herein and the transactions contemplated hereby have been obtained by such Borrower and such Guarantor and are full force and effect;

(c)    this Amendment, the Credit Agreement, and the other Loan Documents and any other documents contemplated herein constitute the valid and legally binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)    all representations and warranties made by each Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and each Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e)    no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents, and, to the best knowledge of each Loan Party, there exist no defenses, offsets, counterclaims or other claims with respect to any Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(f)    each Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.

8.            Incorporation into Credit Agreement and Other Loan Documents. This Amendment shall be incorporated into the Credit Agreement and the Security Agreement by this reference and each reference to the Credit Agreement or the Security Agreement that is made in the Credit Agreement, the Security Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement or the Security Agreement, as applicable, as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.

9.           Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement, the Security Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

10.          Successors and Assigns. This Amendment shall apply to and be binding upon each Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that (i) no Borrower or Guarantor may assign, transfer or delegate its duties and obligations hereunder and (ii) no Lender may assign or transfer any of its rights and obligations hereunder except in accordance with Section 12.8 [Successors and Assigns] of the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement, the Security Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrowers, the Guarantors, the Administrative Agent and the Lenders.

11.        Reimbursement of Expenses. Each Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable and documented out-of-pocket costs, expenses and disbursements, including without limitation, reasonable and documented out-of-pocket fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith. For the avoidance of doubt, the Borrowers are responsible for their own costs and expenses related to this Amendment.

12.          Reaffirmation. Each of the Loan Parties hereby (i) consents to the execution and delivery of this Amendment; (ii) agrees to be bound hereby; (iii) affirms that, except as expressly provided herein, nothing contained herein shall modify in any respect whatsoever its obligations pursuant to the terms of any of the Loan Documents to which such Loan Party is a party; (iv) acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed (as modified by this Amendment) and (v) ratifies and reaffirms the validity and enforceability of each appointment of the Administrative Agent as its proxy and true and lawful attorney-in-fact in certain specified circumstances as expressly provided under each applicable Loan Document (in each case, in accordance with the terms of such applicable Loan Documents) until the Facility Termination Date and, as of the date hereof, reappoints the Administrative Agent as its proxy and true and lawful attorney-in-fact in certain specified circumstances as expressly provided in accordance with the terms of such applicable Loan Documents until the Facility Termination Date, which appointment is IRREVOCABLE and coupled with an interest, for the purpose of carrying out the provisions of the Loan Documents, as applicable. To the extent any Loan Party has or is hereby granting liens on or security interests in any of its property pursuant to the Security Agreement or any other Loan Document as security for the Obligations, or otherwise has or is hereby guaranteeing the Obligations under or with respect to the Loan Documents, such Loan Party hereby ratifies and reaffirms such guarantee and grant of security interests and liens and represents, warrants and covenants that such security interests and liens hereafter secure all of the Obligations.

13.         Release. In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, each Loan Party, for itself and its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs and executors, as applicable (collectively, the “Releasors”), jointly and severally with each other Loan Party, releases, remises, acquits and forever discharges the Administrative Agent and each Lender and each of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, the “Released Parties”) of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this Amendment, arising out of or relating to this Amendment or any other Loan Document which the Releasors ever had or now have against any of the Released Parties, including any presently existing claim whether or not presently suspected, contemplated or anticipated. To the fullest extent permitted under Applicable Laws, the foregoing release applies to all Releasor claims, whether based in contract, tort or any other theory, and such release shall extend to each Released Party notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the Restatement (Second) of Torts, of one or more of the Released Parties or by reason of strict liability imposed without fault on any one or more of the Released Parties. Furthermore, each of the Loan Parties hereby covenants and agrees not to bring, commence, prosecute, maintain, or cause or permit to be brought, commenced, prosecuted or maintained, any suit or action, either in law or equity, in any court or before any other administrative or judicial authority, regarding any claim or cause of action such Person may have against the Administrative Agent or any Lender arising on or prior to the date hereof out of, in connection with or in any way relating to any of the Loan Documents.

14.        Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The parties hereto consent to the use of electronic signatures and records with respect to this Amendment.

15.           Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

16.        Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

17.           Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

18.           Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

19.           Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

20.          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST:	BORROWERS
ICF INTERNATIONAL, INC.

By:	By:	/s/ John Wasson
Name:	Name:	John Wasson
	Title:	President and Chief Executive Officer

ICF CONSULTING GROUP, INC.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

GUARANTORS

ICF RESOURCES, L.L.C.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

ICF INCORPORATED, L.L.C.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

ICF JONES & STOKES, INC.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

ICF MACRO, INC.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

ICF NEXT, INC.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

INCENTIVE TECHNOLOGY GROUP, LLC

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

CREATIVE SYSTEMS AND CONSULTING L.L.C.

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

SEMANTICBITS, LLC

By:	By:	/s/ Barry Broadus
Name:	Name:	Barry Broadus
	Title:	Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:		/s/ Eric H. Williams
	Name:	Eric H. Williams
	Title:	Senior Vice President

BANK OF AMERICA, N.A.

By:		/s/ Ena Ukachi
	Name:	Ena Ukachi
	Title:	Senior Vice President

TD BANK, N.A.

By:		/s/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By:		/s/ Tim Favinger
	Name:	Tim Favinger
	Title:	Director

CITIZENS BANK, N.A.

By:		/s/ Dan Laurenzi
	Name:	Dan Laurenzi
	Title:	Managing Director

TRUIST BANK

By:		/s/ Anika Kirs
	Name:	Anika Kirs
	Title:	Director

JPMORGAN CHASE BANK, N.A.

By:		/s/ Michael Mastronikolas
	Name:	Michael Mastronikolas
	Title:	Vice President

MUFG BANK, LTD.

By:		/s/ Richard Ferrara
	Name:	Richard Ferrara
	Title:	Vice President

HSBC BANK USA, N.A.

By:		/s/ Chris Burns
	Name:	Chris Burns
	Title:	Director, Credit Management

U.S. BANK NATIONAL ASSOCIATION

By:		/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Senior Vice President

UNITED BANK

By:		/s/ Larkin Wilson
	Name:	Larkin Wilson
	Title:	Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA

By:		/s/ Doug Brown
	Name:	Doug Brown
	Title:	Senior Vice President

ATLANTIC UNION BANK

By:		/s/ William P. Massie
	Name:	William P. Massie
	Title:	Vice President